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                                                                 EXHIBIT 10.16.2


                            HERITAGE OPERATING, L.P.

                           SECOND AMENDMENT AGREEMENT


      Re:      Note Purchase Agreement dated as of June 25, 1996
             Note Purchase Agreement dated as of November 19, 1997

                                                                     Dated as of
                                                               September 1, 1999

To each of the Holders named
  in Schedule 1 to this Second
  Amendment Agreement

Ladies and Gentlemen:

         Reference is made to

                  (i) the Note Purchase Agreement dated as of June 25, 1996 (the "Original 1996 Agreement"), among Heritage Operating, L.P., a Delaware limited partnership (the "Company") and the Purchasers named in the Purchaser Schedule attached thereto, as amended by a First Amendment Agreement (the "First Amendment Agreement") dated as of October 15, 1998 (said Original 1996 Agreement, as amended, being hereinafter referred to as the "Outstanding 1996 Agreement") under and pursuant to which the Company issued, and there are presently outstanding, $120,000,000 aggregate principal amount of its 8.55% Senior Secured Notes due 2011 (the "1996 Notes"); and

                  (ii) the Note Purchase Agreement dated as of November 19, 1997 (the "Basic 1997 Agreement"), among the Company and the Purchasers named in the Initial Purchaser Schedule attached thereto, as amended by the First Amendment Agreement (said Basic 1997 Agreement, as so amended, being hereinafter referred to as the "Amended Basic 1997 Agreement"), under and pursuant to which the Company issued, and there are presently outstanding, $12,000,000 aggregate principal amount of its 7.17% Series A Senior Secured Notes due November 19, 2009 (the "Series A Notes") and $20,000,000 aggregate principal amount of its 7.26% Series B Senior Secured Notes due November 19, 2012 (the "Series B Notes"), as supplemented by the First Supplemental Note Purchase Agreement dated as of March 13, 1998 the "First Supplemental Agreement" among the Company and the Purchasers named in the Supplemental Purchaser Schedule attached thereto, under and pursuant to which the Company issued, and there are presently outstanding, (x) $5,000,000 aggregate principal amount of its 6.50% Series C Senior Secured Notes due March 13, 2007 (the "Series C Notes"), (y) $5,000,000 aggregate principal amount of its 6.59% Series D Senior Secured Notes due March 13, 2010 (the "Series D Notes") and
         (z) $5,000,000 aggregate principal


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         amount of its 6.67% Series E Senior Secured Notes due March 13, 2013
         (the "Series E Notes").

The Amended Basic 1997 Agreement, as supplemented by the First Supplemental Agreement is hereinafter sometimes referred to as the "Outstanding 1997 Agreement". The Outstanding 1996 Agreement and the Outstanding 1997 Agreement are hereinafter sometimes collectively referred to as the "Outstanding Agreements". The 1996 Notes, Series A Notes, Series B Notes, Series C Notes, Series D Notes and Series E Notes are hereinafter sometimes collectively referred to as the "Outstanding Notes."

         The Company now desires to amend certain provisions of the Outstanding Agreements. You are the owner and holder of the Outstanding Notes set forth opposite your name on Schedule 1 hereto. The Company hereby requests that from and after your acceptance hereof in the manner hereinafter provided and upon receipt by the Company of similar acceptances from the holders of the requisite percentage of each issue of the Outstanding Notes, said Outstanding Agreements shall be amended in the respects, but only in the respects, hereinafter set forth.

                                   ARTICLE I
                    AMENDMENTS TO OUTSTANDING 1996 AGREEMENT

        I-A. The reference to "$20,000,000" set forth in Section 6B(ii) of the Outstanding 1996 Agreement is hereby deleted and "$35,000,000" shall be substituted therefor.


        I-B. The reference to "$30,000,000" set forth in Section 6B(iii) of the Outstanding 1996 Agreement is hereby deleted and the phrase "the Contracted Dollar" shall be substituted therefor.


        I-C. The reference to "$30,000,000" contained in the definition of the term "Acquisition Facility" set forth in Section 10B of the Outstanding 1996 Agreement is hereby deleted and the phrase "the Contracted Dollar" shall be substituted therefor.


        I-D. The references to "$20,000,000" contained in the definition of the term "Revolving Working Capital Facility" set forth in Section 10B of the Outstanding 1996 Agreement are hereby deleted and "$35,000,000" shall be substituted therefor.


        I-E. Section 10B of the Outstanding 1996 Agreement is hereby amended by adding thereto a new definition, in the proper alphabetical position, to be entitled "Contracted Dollar" and to read as follows:

                  "`Contracted Dollar' shall mean the sum of:


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

                           (a) $50,000,000; plus

                           (b) $45,000,000 from and after any date, occurring
                  on or prior to March 31, 2000, on which the Company or any Subsidiary shall purchase the retail propane properties and underground propane storage facilities of SCANA Corporation which are being offered for sale by such corporation on September 1, 1999; minus (to the extent that the amount of `Contracted Dollar' is not reduced below $50,000,000)

                           (c) the net cash proceeds to the Company or any
                  Subsidiary resulting from any sale of Capital Stock of the Company or any Subsidiary to any Person (other than the Company or a Subsidiary), on or prior to August 1, 2001."

                                   ARTICLE II
                    AMENDMENTS TO OUTSTANDING 1997 AGREEMENT

       II-A. The reference to "$20,000,000" set forth in Section 6B(ii) of the Outstanding 1997 Agreement is hereby deleted and "$35,000,000" shall be substituted therefor.



       II-B. The reference to "$30,000,000" set forth in Section 6B(iii) of the Outstanding 1997 Agreement is hereby deleted and the phrase "the Contracted Dollar" shall be substituted therefor.



       II-C. The reference to "$30,000,000" contained in the definition of the term "Acquisition Facility" set forth in Section 10B of the Outstanding 1997 Agreement is hereby deleted and the phrase "the Contracted Dollar" shall be substituted therefor.



       II-D. The references to "$20,000,000" contained in the definition of the term "Revolving Working Capital Facility" set forth in Section 10B of the Outstanding 1997 Agreement are hereby deleted and "$35,000,000" shall be substituted therefor.



       II-E. Section 10B of the Outstanding 1997 Agreement is hereby amended by adding thereto a new definition, in the proper alphabetical position, to be entitled "Contracted Dollar" and to read as follows:

                  " `Contracted Dollar' shall mean the sum of:

                           (a) $50,000,000; plus


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

                           (b) $45,000,000 from and after any date, occurring
                  on or prior to March 31, 2000, on which the Company or any Subsidiary shall purchase the retail propane properties and underground propane storage facilities of SCANA Corporation which are being offered for sale by such corporation on September 1, 1999; minus (to the extent that the amount of `Contracted Dollar' is not reduced below $50,000,000)

                           (c) the net cash proceeds to the Company or any
                  Subsidiary resulting from any sale of Capital Stock of the Company or any Subsidiary to any Person (other than the Company or a Subsidiary), on or prior to August 1, 2001."


                                  ARTICLE III

                                 MISCELLANEOUS

      III-A. If the foregoing is acceptable to you, kindly note your acceptance in the space provided below and upon receipt by the Company of similar acceptances signed by the holders of the requisite percentage of each issue of the Outstanding Notes, the Outstanding Agreements shall be amended and restated as set forth above, but all other terms and provisions of the Outstanding Agreements shall remain unchanged and are in all respects ratified, confirmed and approved.


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

      III-B. By your acceptance hereof you also agree that you shall, prior to any sale, assignment, transfer, pledge or other disposition by you of any Outstanding Notes, either (i) place on the Outstanding Notes so to be disposed of an appropriate endorsement referring to this Second Amendment Agreement as binding upon the parties hereto and upon any and all future holders of such Outstanding Notes, or (ii) (at your option) surrender such Outstanding Notes for new notes modified to reflect the changes set forth herein. All expenses for the preparation of such new notes and the exchange of such Outstanding Notes are to be borne by the Company.

                                    Very truly yours,

                                    HERITAGE OPERATING L.P.


                                    By Heritage Holdings, Inc., General Partner



                                    By
                                        Its
                                            -----------------------------------

         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

JOHN HANCOCK MUTUAL LIFE INSURANCE
  COMPANY


By
   --------------------------------
   Its

JOHN HANCOCK VARIABLE LIFE INSURANCE
  COMPANY


By
   --------------------------------
   Its

MELLON BANK, N.A., solely in its capacity as Trustee for the Long-Term Investment Trust
  (as directed by John Hancock Mutual Life Insurance
  Company), and not in its individual capacity


By
   --------------------------------
   Its


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


         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

MASSACHUSETTS MUTUAL LIFE INSURANCE
  COMPANY


By
   --------------------------------
   Its

         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PRINCIPAL LIFE INSURANCE COMPANY
(f/k/a Principal Mutual Life Insurance Company)



By
   --------------------------------
   Its


By
   --------------------------------
   Its

         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

NEW YORK LIFE INSURANCE COMPANY


By
   --------------------------------
   Its


NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION

By:  New York Life Insurance Company


By
   --------------------------------
   Its

         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA


By
   --------------------------------
   Its

         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

KEYPORT LIFE INSURANCE COMPANY

By Stein Roe & Farnham Incorporated, as agent



By
   --------------------------------
   Its

         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

J. ROMEO & CO.


By
   --------------------------------
   Its

         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PACIFIC LIFE INSURANCE COMPANY
(formerly Pacific Mutual Life Insurance Company)


By
   --------------------------------
   Its


By
   --------------------------------
   Its


PACIFIC LIFE INSURANCE COMPANY


By
   --------------------------------
   Its


By
   --------------------------------
   Its

         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PHOENIX HOME LIFE MUTUAL INSURANCE
  COMPANY


By
   --------------------------------
   Its

         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

RELIASTAR LIFE INSURANCE COMPANY


By
   --------------------------------
   Its

         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

GENERAL AMERICAN LIFE INSURANCE COMPANY

By:  Conning Asset Management



By
   --------------------------------
   Its

         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

WISCONSIN NATIONAL LIFE INSURANCE COMPANY


By
   --------------------------------
   Its


By
   --------------------------------
   Its

         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


ALLSTATE LIFE INSURANCE COMPANY


By
   --------------------------------
   Name:


By
   --------------------------------
   Name:
           Authorized Signatories



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

         The foregoing Second Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of September 1, 1999, and the undersigned hereby confirms that on September 1, 1999 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

(FKA Chubb Life Insurance Company of America)



By
   --------------------------------
   Its


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

                                   SCHEDULE 1


                                                             PRINCIPAL AMOUNT AND
                                                            SERIES OF OUTSTANDING
              NAME OF HOLDER                                  NOTES HELD AS OF
           OF OUTSTANDING NOTES                               SEPTEMBER 1, 1999

John Hancock Mutual Life Insurance Company                    $13,000,000 1996 Notes

John Hancock Mutual Life Insurance Company                    $8,000,000 1996 Notes

John Hancock Variable Life Insurance Company                  $1,000,000 1996 Notes

Mellon Bank, N.A., Trustee Under Master Trust                 $3,000,000 1996 Notes
  Agreement of AT&T Corporation dated
  January 1, 1984 for Employee Pension Plans
  - AT&T - John Hancock - Private Placement

Massachusetts Mutual Life Insurance Company                   $15,000,000 1996 Notes

Principal Mutual Life Insurance Company                       $15,000,000 1996 Notes

New York Life Insurance Company                               $12,500,000 1996 Notes

Teachers Insurance and Annuity Association of America         $12,500,000 1996 Notes

Keyport Life Insurance Company                                $10,000,000 1996 Notes

MONY Life Insurance Company of America                        $3,500,000 1996 Notes

The Mutual Life Insurance Company of New York                 $4,000,000 1996 Notes

Pacific Mutual Life Insurance Company                         $5,500,000 1996 Notes

Phoenix Home Life Mutual Insurance Company                    $5,000,000 1996 Notes

ReliaStar Life Insurance Company                              $5,000,000 1996 Notes

General American Life Insurance Company                       $4,000,000 1996 Notes

Wisconsin National Life Insurance Company                     $3,000,000 1996 Notes

Pacific Life Insurance Company                                $12,000,000 Series A Notes

Pacific Life Insurance Company                                $8,000,000 Series B Notes

New York Life Insurance Company                               $5,000,000 Series B Notes

New York Life Insurance and
  Annuity Corporation                                         $7,000,000 Series B Notes

Allstate Life Insurance Company                               $5,000,000 Series C Notes


Chubb Life Insurance Company
  of America                                                  $5,000,000 Series D Notes


MONY Life Insurance Company
  of America                                                  $5,000,000 Series E Notes


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